COMMONWEALTH INTERNATIONAL SERIES TRUST

                             Commonwealth Japan Fund
                     Commonwealth Australia/New Zealand Fund
                            Commonwealth Global Fund
                    Commonwealth Real Estate Securities Fund

                       Supplement dated December 11, 2006
         To Statement of Additional Information dated February 27, 2006

      InCap Fund Administration, Inc. ("InCap") has been given notice of the termination of its contract as co-administrator of the Trust effective November 1, 2006 and Matrix Capital Group, Inc. ("Matrix") has been given notice of the termination of its contract as co-administrator, transfer agent and Fund Accountant of the Trust effective February 28, 2007. In addition, Matrix has been given notice of the termination of its contract as the Distributor for the Trust effective February 28, 2007.

      BISYS Fund Services Ohio, Inc. ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, has been retained to serve as administrator and fund accountant effective November 1, 2006 and is to be retained as transfer agent and Distributor effective February 28, 2007. Until the termination of the contracts with Matrix, the Funds will be paying for the services of each of these providers to accomplish the transition in an orderly manner and insure no interruption of service. Accordingly, in addition to the compensation to be paid to Matrix, BISYS will receive compensation for administration and fund accounting services in an amount calculated on the average daily net assets of the each Fund, subject to a minimum of $65,000.00. BISYS may also receive specific fees and expenses for other services which may be requested by the Funds.

      The term "Administrator" as used in the Statement of Additional Information ("SAI") now refers to both Matrix Capital Group, Inc. and BISYS Fund Services Ohio, Inc.

      This supplement and the Statement of Additional Information dated February 27, 2006 provide the information a prospective investor should know before investing and should be retained for future reference. A Prospectus dated February 27, 2006 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Prospectus can be obtained without charge by calling the Fund at 1-713-260-1434 or visiting the Commonwealth International Series Trust website found at www.commonwealthfunds.com.